--------------------------------------------------------------------------------
                                                                               1
DEAR SHAREHOLDER:

We are pleased to provide this annual report for CIGNA High Income Shares, covering the year ended December 31, 1995.

THE MARKET TAKES A TURN FOR THE BETTER

1995 turned out to be an excellent year for high yield investors. Early fears that the Federal Reserve Bank's (Fed) restrictive monetary policy might cause a recession in 1995 were allayed, as it became increasingly apparent that the "soft landing" scenario for the economy was occurring. The Fed, in fact, reversed course and actually eased policy, and interest rates declined. Inflation remained subdued, corporate profits gained momentum, U.S. stock moved significantly higher and the economy displayed moderate, although uneven, growth. This favorable environment resulted in high levels of new cash flowing into open-end mutual funds (the primary buyer of high yield securities) and growing participation by the pension funds and so-called "cross-over" buyers. The new issue calendar was very active, led by media and communications companies. Several foreign corporate issuers also accessed the market in 1995, as the U.S. high yield market's stature as a global capital market continued to grow. As measured by the CS First Boston High Yield Index, the high yield market gained 17.38% for the year and 2.88% in the fourth quarter, a substantial improvement over 1994's results.

OUR STRATEGY

Your Fund's strategy during the year was to gradually rotate out of economically sensitive cyclical industries, such as forest products, autos, chemicals and metals. As 1996 begins, we are substantially underweighted in these industry sectors. Conversely, we increased our portfolio holdings of growth (e.g., Wireless Communications, Cable TV Broadcasting and Media) and "defensive" companies (Supermarkets, Food and Energy). These businesses are less susceptible to a slow growth, low inflation economy, in which it is more difficult to demonstrate revenue growth and improving profits. We also maintained our focus on "classic" high yield credits. These companies typically have long-term competitive advantages, because they dominate their market niche, have free cash flow for debt paydown and have skilled management/owners operating the business. Lastly, your Fund also benefited from a number of holdings of companies which either financed initial public offerings of their stock or were acquired by larger, higher quality companies.

FUND PERFORMANCE

Your Fund performed extremely well in 1995, both on an absolute and relative basis. For 1995, CIGNA High Income Shares earned 22.93%, based on net asset value of the Fund. In the process, the Fund outperformed its benchmark index by 555 basis points. The Fund returned 26.24% based on the per-share market value as reported by The New York Stock Exchange.

FUND ACTIVITY

Portfolio activity was heavy during the fourth quarter, with 11 new issues added and 12 eliminated. To deal with current market conditions, we have stressed broad diversification for the portfolio, as well as high credit quality and industries benefiting from the stronger-than anticipated economy.

Borrowing under the Fund's line of credit was maintained below 33% of assets during this reporting period. On December 31, borrowings were approximately 26% of assets. The portfolio is currently invested in 76 companies. As of December 31, top industry holdings were Industrial and Miscellaneous 23.3%, Food and Beverages 16.6%, Broadcasting and Media 11.4%, and Telecommunications 8.4%. Average maturity was 8.1 years and average credit quality was B.

OUTLOOK

Assuming the economy grows moderately, inflation stays low and interest rates decline further--at least for the first half of the year--we anticipate an excellent 1996. We would expect the Fed to gradually lower short-term interest rates until either economic growth exceeds 2.5% or inflation accelerates over 3%. Neither of these outcomes is projected over the near-term. The high yield market should enjoy another good year under this scenario, as cash and investors are drawn to the market's higher yields and attractive total returns.

Sincerely,

/s/ R. Bruce Albro
R. Bruce Albro, Chairman CIGNA High Income Shares

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)     2

 1995 was a reasonably good year for the economy. Growth continued at an above-potential rate, inflation remained under control with a downward bias and, despite ongoing waves of corporate restructuring, employment growth con-tinued at an adequate pace. Thanks to low inflation, subdued credit demands and renewed confidence in dollar investments, bonds performed spectacularly in 1995.
 From yield peak levels for U.S. Treasuries in excess of 8% in late 1994, yields dropped every month with two exceptions. The Fed eased short-term rates by 75 basis points during the year, and long bond rates dropped by about 200 basis points. The year ended with a relatively flat yield curve, with real short rates still somewhat high in historic terms.
 Like the U.S. bond market, the domestic equity market moved steadily upward last year. Corporate profits were much better than expected, helped by high operating rates, subdued labor cost inflation, restructuring and translation gains on foreign earnings. The S&P 500 Index rose by 38%, a reflection of the same strong economic factors that drove the bond market's excellent perfor-mance. The Index's profits jumped by an estimated 20%, and P/E multiples ex-panded.
 Strong profitability, low inflation, declining interest rates and a strong stock market helped the high yield market achieve its second best year of the 1990's, with the highest absolute returns since 1991. New high yield issuance exceeded $40 billion, the second best year of all time. High yield corporates benefited from a 20%+ growth in mutual fund flows. This steady infusion of new capital was buttressed by increased participation of life insurance companies, along with the first-time arrival of total return money managers and some pub-lic pension funds. The cumulative effect was that the market easily absorbed the 1995 jump in new supply. The only blemish was a rebound in defaults from the cyclical trough in 1994. Even so, 1995's rate was still substantially be-low that of the late 1980's.
 Strategically, your Fund responded to 1995 economic conditions by gradually rotating out of vulnerable cyclical industries, and increasing portfolio hold-ings of growth businesses (such as Wireless Communications, Cable TV Broad-casting and Media) and "defensive" companies (Supermarkets, Food and Energy). Such businesses are less susceptible to a slow growth, low inflation economy, in which it is more difficult to demonstrate revenue growth and improving profits. We also continued to focus on "classic" high yield credits. These are companies that enjoy long-term comparative advantages, because they dominate their market niches, have free cash flow for debt paydown and have skilled management/ owners operating the business. Lastly, your Fund also benefited from a number of holdings of companies which either financed initial public offering of their stock or were acquired by larger, higher quality companies.
 High-yield bonds returned 2.88% in the fourth quarter and 17.38% for all of 1995, according to the CS First Boston High Yield Index. CIGNA High Income Shares gained 22.93% on underlying net assets for the year and 4.59% in the final quarter. This performance compares with returns of 20.45% for High Yield leveraged funds and 21.99% for all closed-end bond funds in 1995.
-------------------------------------------------------------------------------


                       [PERFORMANCE GRAPH APPEARS HERE]

--------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN

                                        Inception
                       1 Year  5 Year   (8/11/88)
Market Value           26.24%  30.44%     11.17%
Net Asset Value        22.93%  74.59%     11.37%
--------------------------------------------------

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)

                              8/11/88  - 12/31/95

                                    CIGNA High       CS First Boston
            Point of                 Income             High Yield
           Measurement               Shares               Index
             08/11/88                    10000                 10000
              Dec-88                   9837.01       10241.404535479
              Dec-89                   9346.77       10281.638624726
              Dec-90                   5789.52       9625.4572055596
              Dec-91                  12234.02       13837.600585223
              Dec-92                  15213.76       16141.916605706
              Dec-93                  18198.82       19194.586686174
              Dec-94                  17320.74       19007.315288954
              Dec-95                  21865.83       22310.786686174

CIGNA High Income Shares performance figures are historical and reflect rein-vestment of all dividends and capital gains distributions and changes in the market value of its stock or, as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS". Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock, but does reflect the original underwrit-ing discount included in the Fund's initial offering price at its inception in August 1988. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of CS First Boston High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond mar-ket in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1995           3

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
------------------------------------------------------------------------------
BONDS AND NOTES - 126.7%
AUTO AND TRUCK - 3.6%
Aftermarket Technology Corp., 12%, 2004                      $5,000   $  5,275
Foamex L.P., 11.875%, 2004                                    4,250      4,165
                                                                      --------
                                                                         9,440
                                                                      --------
CABLE TV - 5.8%
Adelphia Communications Corp., 12.5%, 2002                    3,000      2,940
CAI Wireless Systems, Inc., 12.25%, 2002                      5,750      6,138
Marcus Cable Co., L.P., 11.875%, 2005                         5,500      5,912
                                                                      --------
                                                                        14,990
                                                                      --------
CHEMICALS - 6.2%
Harris Chemical North America, Inc., 10.75%, 2003             4,500      4,118
LaRoche Industries, Inc., 13%, 2004                           5,000      5,312
Polymer Group, Inc., 12.25%, 2002                             6,500      6,728
                                                                      --------
                                                                        16,158
                                                                      --------
BROADCASTING & MEDIA - 11.4%
Ackerly Communication, Inc., 10.75%, 2003                     2,500      2,669
Act III Broadcasting, Inc., 10.25%, 2005                      2,000      2,040
American Media Operations, Inc., 11.625%, 2004                5,500      5,555
Chancellor Broadcasting Co., 12.5%, 2004                      4,000      4,270
Garden State Newspapers, Inc., 12%, 2004                      6,000      6,030
Katz Corp., 12.75%, 2002                                      5,000      5,350
Lamar Advertising Co., 11%, 2003                              3,395      3,531
                                                                      --------
                                                                        29,445
                                                                      --------
CONSUMER PRODUCTS - 6.5%
Hines Horticulture, Inc., 11.75%, 2005 (144A security
 acquired Oct. and Nov. 1995 for $5,062,500)**                5,000      5,187
Icon Health & Fitness, Inc., 13%, 2002                        5,000      5,400
Samsonite Corp., 11.125%, 2005                                2,520      2,419
TAG Heuer International SA, 12%, 2005 (144A security
 acquired Dec. 1995 for $4,000,000)**                         4,000      4,005
                                                                      --------
                                                                        17,011
                                                                      --------
CONTAINERS AND PAPER - 8.1%
Applied Extrusions Technologies, Inc., 11.5%, 2002            3,462      3,722
Calmar, Inc., 11.5%, 2005 (144A security acquired Aug. and
 Nov. 1995 for $5,022,500)**                                  5,000      5,062
Ivex Packaging Corp., 12.5%, 2002                             1,350      1,431
Silgan Corp., 11.75%, 2002                                    5,000      5,350
Tjiwi Kimia International Finance Co., 13.25%, 2001           5,000      5,362
                                                                      --------
                                                                        20,927
                                                                      --------

                                                                       MARKET
                                                           PRINCIPAL    VALUE
                                                               (000)    (000)
-----------------------------------------------------------------------------
ENERGY - 3.9%
Energy Ventures, Inc., 10.25%, 2004                         $3,250   $  3,429
Trans Texas Gas Corp., 11.5%, 2002                           5,000      5,163
United Meridian Corp., 10.375%, 2005                         1,500      1,586
                                                                     --------
                                                                       10,178
                                                                     --------
ENTERTAINMENT - 5.0%
Bally's Grand, Inc., 10.375%, 2003                           5,000      5,100
GNF Corp., 10.625%, 2003                                     5,500      5,129
Grand Casino, Inc., 10.125%, 2003                            2,600      2,727
                                                                     --------
                                                                       12,956
                                                                     --------
ENVIRONMENTAL - 2.2%
Mid-American Waste Systems, Inc., 12.25%, 2003               6,000      5,700
                                                                     --------
FINANCIAL - 8.2%
Affinity Group, Inc., 11.5%, 2003                            5,000      5,150
American Life Holding Co., 11.25%, 2004                      5,500      5,775
GPA Delaware, Inc., 8.75%, 1998                              5,100      4,794
Olympic Financial Ltd., 13%, 2000                            5,000      5,463
                                                                     --------
                                                                       21,182
                                                                     --------
FOOD AND BEVERAGES - 16.6%
Americold Corp.,
 11.5%, 2005                                                 1,750      1,737
 15%, 2007                                                   5,850      5,762
Brunos, Inc., 10.5%, 2005                                    5,000      4,950
Curtice Burns Foods, Inc., 12.25%, 2005                      4,750      4,892
Pathmark Stores, Inc.,
 11.625%, 2002                                               3,750      3,759
 12.625%, 2002                                               2,800      2,884
Ralphs Grocery Co., 10.45%, 2004                             5,000      5,075
Specialty Foods Corp., 11.25%, 2003                          5,000      4,500
Star Markets Co., Inc., 13%, 2004                            4,000      4,080
Van de Kamps, Inc., 12%, 2005                                5,250      5,434
                                                                     --------
                                                                       43,073
                                                                     --------
HEALTH CARE - 5.9%
Dade International Inc., 13%, 2005                           5,000      5,612
General Medical Corp., 10.875%, 2003                         4,000      3,920
Thrifty Payless, Inc., 12.25%, 2004                          5,500      5,858
                                                                     --------
                                                                       15,390
                                                                     --------
INDUSTRIAL AND MISCELLANEOUS - 23.3%
Cabot Safety Acquisition Corp., 12.5%, 2005                  4,000      4,240
Coinmach Corp., 11.75%, 2005 (144A security acquired June
 1995 for $5,016,250)**                                      5,275      5,341

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1995          4
(Continued)

                                                                         MARKET
                                                             PRINCIPAL    VALUE
                                                                 (000)    (000)
-------------------------------------------------------------------------------
Crain Industries, Inc., 13.5%, 2005 (144A security acquired
 Aug.-Nov. 1995 for $5,563,750)**                             $5,500   $  5,555
Dictaphone Corp., 11.75%, 2005                                 5,000      4,950
Interlake Corp., 12.125%, 2002                                 5,025      4,774
International Wire Group, Inc., 11.75%, 2005                   5,500      5,294
K & F Industries, Inc., 13.75%, 2001                           5,143      5,336
Primeco, Inc., 12.75%, 2005                                    5,000      5,150
RBX Corp., 11.25%, 2005 (144A security acquired Oct. 1995
 for $4,025,000)**                                             4,000      3,960
Sullivan Graphics, Inc., 12.75%, 2005 (144A security ac-
 quired Aug. and Nov. 1995 for $4,985,000)**                   5,000      5,100
Telex Communications, Inc., 12%, 2004                          4,750      4,881
United Stationers Supply Co., 12.75%, 2005                     5,500      6,022
                                                                       --------
                                                                         60,603
                                                                       --------
METALS - 4.8%
GS Technologies Operating Co., Inc., 12%, 2004                 3,150      3,118
Jorgensen (Earle M.) Co., 10.75%, 2000                         3,750      3,441
Kaiser Aluminum & Chemical Corp., 12.75%, 2003                 5,500      6,023
                                                                       --------
                                                                         12,582
                                                                       --------
TEXTILES - 4.7%
Dan River, Inc., 10.125%, 2003                                 5,250      4,777
Synthetic Industries, Inc., 12.75%, 2002                       4,500      4,410
Tultex Corp., 10.625%, 2005                                    3,000      3,075
                                                                       --------
                                                                         12,262
                                                                       --------
TELECOMMUNICATIONS - 8.4%
Comnet Cellular, Inc., 11.25%, 2005                            5,000      5,275
Fonorola, Inc., 12.5%, 2002                                    4,450      4,672
IXC Communications Corp., 12.5%***, 2005 (144A security ac-
 quired Sep. 1995 for $4,862,250)**                            5,000      5,362
Pronet, Inc., 11.875%, 2005                                    3,500      3,868
USA Mobile Communications, Inc. II, 9.5%, 2004                 2,700      2,673
                                                                       --------
                                                                         21,850
                                                                       --------
TRANSPORTATION - 2.1%
Sea Containers Ltd.,
 Series A, 12.5%, 2004                                         3,500      3,780
 Series B, 12.5%, 2004                                         1,500      1,567
                                                                       --------
                                                                          5,347
                                                                       --------
TOTAL BONDS AND NOTES (Cost - $318,421,865)                             329,094
                                                                       --------
UNITS - 5.9%
Berry Plastics Corp., 12.25%, 2004
 (each $1,000 unit includes one warrant for
 Class A Common Stock)                                         5,500      5,954

                                                                       MARKET
                                                           PRINCIPAL    VALUE
                                                               (000)    (000)
------------------------------------------------------------------------------
ICF Kaiser International, Inc., 12%, 2003
 (each $1,000 unit includes 4.8 warrants for
 Common Stock)                                              $4,500   $  4,230
Wireless One, Inc., 13%, 2003
 (each $1,000 unit includes three warrants for
 Common Stock)                                               5,000      5,275
                                                                     --------
TOTAL UNITS (Cost - $14,844,845)                                       15,459
                                                                     --------

                                                              NUMBER
                                                           OF SHARES
                                                           ---------
COMMON STOCK - 0.1%
 (Cost - $266,665)
Thrifty Payless Holdings, Inc., Class C*                    47,500        202
                                                                     --------
WARRANTS - 0.1%
BPC Holdings Corp., Exp. 2004*                               5,500         69
Foodmaker, Inc., Exp. 1998*                                  4,500         57
IHF Capital, Inc., Class A & L*                              5,000        125
Payless Cashways, Inc., Exp. 1996*                           3,000          1
                                                                     --------
TOTAL WARRANTS (Cost - $348,527)                                          252
                                                                     --------
TOTAL INVESTMENTS IN SECURITIES - 132.8%
 (Total Cost - $333,881,902)                                          345,007
Liabilities, Less Cash and Other Assets - (32.8%)                     (85,234)
                                                                     --------
NET ASSETS - 100% (equivalent to $7.19 per share based on
 36,148,059 shares outstanding)                                      $259,773
                                                                     ========

  * Non-income producing securities.
 ** Indicates restricted security; the aggregate fair value of restricted securities is $39,573,437 (aggregate cost $38,537,250) which is approximately 15% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of December 31, 1995.

 PORTFOLIO COMPOSITION (UNAUDITED)
 December 31, 1995

                         MARKET   % OF
  QUALITY RATINGS* OF    VALUE   MARKET
  LONG-TERM BONDS        (000)   VALUE
---------------------------------------
  Ba/BB                 $ 52,708  15.3%
  B/B                    276,589  80.3
  Below B                 15,256   4.4
                        -------- -----
                        $344,553 100.0%
                        ======== =====

 * The higher of Moody's or Standard & Poor Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       5
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                                 (IN THOUSANDS)
                                                                 --------------
ASSETS:
Investments at market value
 (Cost - $333,881,902)                                              $345,007
Cash on deposit with custodian                                            11
Interest receivable                                                   10,548
Investment for deferred compensation plan
 (Cost - $59,642)                                                         65
Other                                                                      7
                                                                    --------
  TOTAL ASSETS                                                       355,638
                                                                    --------
LIABILITIES:
Loan payable                                                          91,600
Dividend payable January 10, 1996 at $.0975 per share                  3,524
Accrued interest payable                                                 304
Accrued advisory fees payable                                            185
Deferred trustees' fees payable                                           65
Other accrued expenses (including $43,361 due to affiliate)              187
                                                                    --------
  TOTAL LIABILITIES                                                   95,865
                                                                    --------
NET ASSETS (Equivalent to $7.19 per share based on 36,148,059 shares of beneficial interest outstanding; unlimited number of
 shares authorized)                                                 $259,773
                                                                    ========
COMPONENTS OF NET ASSETS:
Paid in capital                                                     $314,420
Undistributed net investment income                                      467
Unrealized appreciation of investments                                11,131
Accumulated net realized loss                                        (66,245)
                                                                    --------
NET ASSETS                                                          $259,773
                                                                    ========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

                                                                 (IN THOUSANDS)
                                                                 --------------
INVESTMENT INCOME
INCOME:
 Interest                                                               $39,763
EXPENSES:
 Interest expense                                                $6,730
 Investment advisory fee                                          2,215
 Administrative services                                            172
 Shareholder reports                                                126
 Custodian fees and expenses                                         87
 Auditing and legal fees                                             74
 Transfer agent fees and expenses                                    57
 Trustees' fees                                                      32
 Other                                                               46   9,539
                                                                 ------ -------
NET INVESTMENT INCOME                                                    30,224
                                                                        -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from securities transactions                           1,507
 Unrealized appreciation of investments                                  19,516
                                                                        -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          21,023
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $51,247
                                                                        =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                       1995          1994
                                                   ------------  ------------
                                                        (IN THOUSANDS)
                                                   --------------------------
OPERATIONS:
Net investment income                              $     30,224  $     26,530
Net realized gain (loss) from investments                 1,507        (1,621)
Unrealized appreciation (depreciation) on
 investments                                             19,516       (26,147)
                                                   ------------  ------------
Net increase (decrease) in net assets from
 operations                                              51,247        (1,238)
                                                   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.8400 per share and
 $.8802 per share, respectively)                        (30,104)      (27,039)
In excess of net investment income ($.0198 per
 share)                                                     --           (607)
                                                   ------------  ------------
Total distributions to shareholders                     (30,104)      (27,646)
                                                   ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 8,748,477 capital shares issued
 pursuant to rights offering (excluding related
 expenses of $334,529)                                      --         61,430
Net increase from 723,005 and 733,209 capital
 shares issued to shareholders in reinvestment of
 distributions, respectively                              5,176         5,419
                                                   ------------  ------------
Net increase from capital share transactions              5,176        66,849
                                                   ------------  ------------
Net increase in net assets                               26,319        37,965
NET ASSETS:
Beginning of year                                       233,454       195,489
                                                   ------------  ------------
End of year (Including undistributed net
 investment income of $466,865 and $187,175,
 respectively)                                     $    259,773  $    233,454
                                                   ============  ============

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995


                                                               (IN THOUSANDS)
                                                               --------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
 Purchases of portfolio securities                               $(204,773)
 Proceeds from sales of portfolio securities                       199,854
 Investment income received                                         38,290
 Investment and administrative expenses paid                        (2,788)
 Interest paid                                                      (7,413)
                                                                 ---------
 Cash flows provided by investing and operating activities          23,170
                                                                 ---------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING ACTIVITIES:
 Distributions to shareholders (net of reinvestment of
  $5,175,775)                                                      (24,060)
 Net borrowings                                                        900
                                                                 ---------
 Cash flows used by shareholder and other financing activities     (23,160)
                                                                 ---------
 Net increase in cash                                                   10
 Cash, beginning of year                                                 1
                                                                 ---------
CASH, END OF YEAR                                                $      11
                                                                 =========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET INCREASE IN CASH PROVIDED BY INVESTING AND
 OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations            $  51,247
 Increase in value of investments                                  (25,954)
 Change in receivables and liabilities exclusive of loan and
  dividend payable                                                  (2,123)
                                                                 ---------
NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES          $  23,170
                                                                 =========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                        7

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary ob-jective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make es-timates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter mar-ket, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term in-vestments that mature in more than 60 days are valued at current market quota-tions. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characteriza-tion of certain income and capital gains distributions are determined in ac-cordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclass to paid in capital may be required.

E. CASH FLOW INFORMATION -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Company issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discre-tion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the State-ment of Cash Flows. Accounting practices that do not affect reporting activi-ties on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lend-

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)            8

ers which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement ma-tures on May 1, 1998. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The dollar weighted average borrowings outstanding during the year ended December 31, 1995 were $92,022,685 at an average interest rate of approximately 7.31%. As of December 31, 1995, the Fund was paying interest at an average annual rate of 6.93% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carry-ing out the responsibilities of those offices. For the year ended December 31, 1995, the Fund paid $172,006.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (ex-cluding short-term obligations) for the year ended December 31, 1995 were $204,772,708 and $199,853,820, respectively.

As of December 31, 1995, the cost of securities for Federal income tax pur-poses was $333,913,152. At December 31, 1995, unrealized appreciation for Fed-eral income tax purposes aggregated $11,094,173 of which $13,830,660 related to appreciated securities and $2,736,487 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1995, the Fund had a capital loss carryover for Federal income tax purposes of $65,896,716 of which $30,367,908, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1995, the Fund has elected to defer $325,347 of capital losses occurring between November 1, 1995 and December 31, 1995 under these rules. Such deferred losses will be treated as arising on the first day of the year ended December 31, 1996.

7. RIGHTS OFFERING. On June 24, 1994, the Fund received primary and over-sub-scription requests totaling approximately 125% of the 8,748,477 shares offered in a Rights Offering. The terms of the Rights Offering stated that the Sub-scription Price per share would be the net asset value per share at the close of business on June 24, 1994. On that day, the Fund's net asset value per share, and therefore the Subscription Price, was $7.06.

Not all holders of record fully exercised their rights in the primary sub-scription, and shares were available pursuant to the over-subscription privi-lege. However, requests for such over-subscription shares exceeded the shares available. Accordingly, after all primary subscription requests had been sat-isfied, the remaining shares were allocated among the over-subscribers in pro-portion to the total number of shares owned by these holders on May 25, 1994, the Record Date.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)            9

8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supple-mental data for a share outstanding throughout each period and other perfor-mance information:

-------------------------------------------------------------------------------

                                        YEAR ENDED DECEMBER 31,
                                1995      1994      1993      1992      1991
-------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE, BEGINNING
 OF YEAR                      $   6.59  $   7.54  $   6.99  $   6.62  $   4.73
                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (1)         0.84      0.86      0.97      0.98      0.94
Net realized and unrealized
 gains (losses)                   0.60     (0.91)     0.58      0.40      1.91
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS                       1.44     (0.05)     1.55      1.38      2.85
                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
From net investment income       (0.84)    (0.88)    (0.97)    (0.98)    (0.94)
In excess of net investment
 income                            --      (0.02)    (0.03)    (0.03)    (0.02)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS              (0.84)    (0.90)    (1.00)    (1.01)    (0.96)
                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR  $   7.19  $   6.59  $   7.54  $   6.99  $   6.62
                              ========  ========  ========  ========  ========
MARKET VALUE, END OF YEAR     $   7.88  $   7.00  $   8.38  $   7.88  $   7.25
                              ========  ========  ========  ========  ========
TOTAL INVESTMENT RETURN:
Per share market value           26.24%   (5.43)%    19.62%    24.36%   111.31%
Per share net asset value
 (2)                             22.93%   (0.76)%    23.25%    21.65%    64.13%
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000 omitted)                $259,773  $233,454  $195,489  $176,974  $163,173
Ratio of operating expenses
 to average net assets            1.12%     1.17%     1.21%     1.20%     1.26%
Ratio of interest expense to
 average net assets               2.68%     2.10%     1.66%     1.91%     2.79%
Ratio of net investment
 income to average net
 assets                          12.03%    12.33%    12.98%    13.81%    15.49%
Portfolio turnover                  60%       72%       48%       45%       35%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)            10

9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly re-sults of operations (in thousands except for per share amounts):

--------------------------------------------------------------------------------

                                                               NET REALIZED AND
                                                                  UNREALIZED
                                                                  GAIN (LOSS)
      PERIOD        INVESTMENT INCOME NET INVESTMENT INCOME     ON INVESTMENTS             NET ASSETS
      ENDED          TOTAL  PER SHARE   TOTAL      PER SHARE    TOTAL   PER SHARE INCREASE (DECREASE) PER SHARE
---------------------------------------------------------------------------------------------------------------
March 31, 1994      $ 7,437   $.28         $6,046        $.23  $(6,381)   $(.25)        $(4,533)        $(.24)
June 30, 1994         7,366    .28          5,886         .23   (8,952)    (.34)         (7,825)         (.34)
September 30, 1994    9,401    .27          7,444         .20   (3,486)    (.07)         58,762          (.09)
December 31, 1994     9,361    .26          7,154         .20   (8,949)    (.25)         (8,439)         (.28)

March 31, 1995        9,853    .28          7,424         .21    8,614      .24          10,141           .25
June 30, 1995         9,807    .28          7,417         .21    6,426      .18           7,902           .18
September 30, 1995    9,871    .27          7,486         .21    2,544      .07           4,046           .08
December 31, 1995    10,232    .28          7,897         .21    3,439      .11           4,230           .09

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                                             11

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares at December 31, 1995, the results of its operations and cash flows for the year then ended, changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accor-dance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 15, 1996

--------------------------------------------------------------------------------
1995 TAX INFORMATION (UNAUDITED)                                              12

During 1995, the Company declared ordinary income dividends of $.84 per share. There were no capital gain distributions. The distribution which was declared in December 1995 (the dividend of 9.75 cents per share includes the regular monthly dividend of 6.75 cents plus an extra year end distribution of 3 cents per share) complied with a provision of the Internal Revenue Code, as amended, that requires an investment company to distribute substantially all of its ac-cumulated net investment income by the end of each calendar year. Such distri-butions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1995 distribution is considered 1995 taxable income, even though received in 1996, which is consistent with the treatment of the December 1994 distribution (paid on January 10, 1995) that was considered 1994 taxable income. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Company to the Internal Revenue Service.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic State Street Bank and Trust company (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Company in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Company or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the mar-ket price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as deter-mined as of the close of business on the payment date, participants will be is-sued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Company declares a dividend or other distribu-tion payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisi-tion of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon ter-mination of the Plan as provided below, certificates for the whole shares cred-ited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan par-ticipant (other than participants whose shares are registered in the name of banks, brokers, nominees

--------------------------------------------------------------------------------
                                                                              13

or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Pay-ing Agent's fees for the handling of the reinvestment of dividends and distri-butions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each par-ticipant will pay a pro rata share of brokerage commissions incurred with re-spect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES

TRUSTEES                                                   OFFICERS

R. Bruce Albro              Paul J. McDonald             R. Bruce Albro
Senior Managing Director    Executive Vice President,    Chairman of the
CIGNA Investments, Inc.     Finance and Chief            Board and President
                            Financial Officer,
Hugh R. Beath               Friendly Ice Cream           Alfred A. Bingham III
Managing Director,          Corporation                  Vice President and
AdMedia Corporate Advisor,                               Treasurer
Inc.                        Arthur C. Reeds III
                            President, CIGNA Investment  Lawrence S. Harris
Russell H. Jones            Management and CIGNA         Vice President
Vice President,             Investments, Inc.
Kaman Corporation                                        Alan C. Petersen
                                                         Vice President

                                                         Jeffrey S. Winer
                                                         Vice President and
                                                         Secretary

--------------------------------------------------------------------------------

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The in-vestment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

                         [LOGO OF CIGNA APPEARS HERE]



                           CIGNA High Income Shares



                                 Annual Report



                               December 31, 1995